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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): May 10, 2000


                                   RETEK INC.
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             (Exact Name of Registrant as Specified in its Charter)
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
                  Delaware                                     0-28121                                    51-0392671
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      (State or Other Jurisdiction                     (Commission File Number)                     (I.R.S. Employer
           of Incorporation)                                                                     Identification Number)
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                                  Midwest Plaza
                          801 Nicollet Mall, 11th Floor
                              Minneapolis, MN 55402
                                 (612) 630-5700
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)




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ITEM 2.   Acquisition or Disposition of Assets.

          On May 10, 2000, Retek Inc., a Delaware corporation ("Retek"), completed its previously announced acquisition of High Touch Technologies, Inc., a Florida corporation ("HighTouch"), from Kipling Investments Labuan Limited ("Kipling"), who was HighTouch's sole stockholder prior to the acquisition. In the acquisition, a wholly owned subsidiary of Retek was merged with and into HighTouch, with HighTouch surviving the merger as a wholly owned subsidiary of Retek. HighTouch is a software company that develops multi-channel customer relationship solutions.

          In the merger, the capital stock of HighTouch was converted into the right to receive an aggregate of $18 million in cash and 389,057 shares of Retek common stock, all of which shares were issued to Kipling as HighTouch's former sole stockholder. In addition, Retek assumed HighTouch's option plan and options to purchase HighTouch common stock that were outstanding immediately prior to the time of merger ("HighTouch Options") were assumed by Retek and were converted into options to purchase an aggregate of 38,283 shares of Retek common stock ("Retek Options") as of the time of the merger. Each HighTouch Option was converted into a Retek Option to purchase the number of shares of Retek common stock equal to the number of shares of HighTouch common stock that were subject to such HighTouch Option multiplied by an exchange ratio for the merger, at an exercise price per Retek share equal to the pre-merger exercise price of the assumed HighTouch Options divided by the same exchange ratio. Retek used newly-issued shares of its common stock and internal funds as the purchase price for the acquisition. The purchase price was negotiated between Retek and Kipling.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date of this report on Form 8-K.

     (b)  Pro Forma Financial Information.

          The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date of this report on Form 8-K.

     (c)  Exhibits.

          2.01 Agreement and Plan of Merger dated as of April 17, 2000, among Retek Inc., HT Acquisition, Inc., HighTouch Technologies, Inc. and Kipling Investments Labuan Limited.








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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RETEK INC.


DATE:  May 25, 2000                 By: /s/ Greg Effertz
                                       ----------------------------------------
                                       Greg Effertz
                                       Vice President, Finance & Administration,
                                       Chief Financial Officer, Treasurer and
                                       Secretary





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                                INDEX TO EXHIBITS
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       Exhibit              Description                               Page
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
          2.01      Agreement and Plan of Merger, dated as              5
                    of April 17, 2000, among Retek Inc.,
                    HT Acquisition, Inc., HighTouch
                    Technologies, Inc. and Kipling Investments
                    Labuan Limited.
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